UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 31, 2019 (July 31, 2019)
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EZCORP, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	0-19424	74-2540145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2500 Bee Cave Road, Bldg One, Suite 200, Rollingwood, Texas 78746
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (512) 314-3400
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A Non-voting Common Stock, par value $.01 per share	EZPW	NASDAQ Stock Market	(NASDAQ Global Select Market)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 — Results of Operations and Financial Condition
On July 31, 2019, EZCORP, Inc. issued a press release announcing its results of operations and financial condition for the quarter ended June 30, 2019. A copy of that press release is attached as Exhibit 99.1.
In addition to the financial information prepared in conformity with generally accepted accounting principles in the United States of America ("GAAP"), we provide certain other non-GAAP financial information on a constant currency basis ("constant currency") and adjusted basis. We use constant currency results to evaluate our Latin America Pawn operations, which are denominated primarily in Mexican pesos and other Latin American currencies. We believe that presentation of constant currency results is meaningful and useful in understanding the activities and business metrics of our Latin America Pawn operations and reflect an additional way of viewing aspects of our business that, when viewed with GAAP results, provide a more complete understanding of factors and trends affecting our business. We believe that presentation of adjusted results, including adjustments for non-cash interest income and expenses, discrete equity method investment charges, start up and acquisition related costs, reserves related to a refiner, tax effects, and other, are meaningful and useful in understanding the activities and business metrics of our operations exclusive of certain non-core operating variances and other infrequent charges.
We provide non-GAAP financial information for informational purposes and to enhance understanding of our GAAP consolidated financial statements. Readers should consider the information in addition to, but not instead of or superior to, our financial statements prepared in accordance with GAAP. This non-GAAP financial information may be determined or calculated differently by other companies, limiting the usefulness of those measures for comparative purposes.
The information set forth under this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference in any filing made by EZCORP under the Securities Act of 1933 or the Securities Exchange Act of 1934.
Item 7.01 — Regulation FD Disclosure
A copy of the presentation materials that management will review during the company’s third quarter 2019 earnings conference call (to be held on August 1, 2019) will be posted in the Investor Relations section of the company’s website at www.ezcorp.com.
Item 9.01 — Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press Release, dated July 31, 2019, announcing EZCORP, Inc.’s results of operations and financial condition for the quarter ended June 30, 2019.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EZCORP, INC.

Date:	July 31, 2019	By:	/s/ David McGuire
David McGuire
Deputy Chief Financial Officer and Chief Accounting Officer